FEDERATED GOVERNMENT TRUST

AUTOMATED GOVERNMENT CASH RESERVES
AUTOMATED TREASURY CASH RESERVES
U.S. TREASURY CASH RESERVES

SUPPLEMENT TO PROSPECTUSES DATED JUNE 30, 1998

At a Special Meeting of Shareholders to be held on June 28, 1999, shareholders of the above named Funds will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect as of July 1, 1999. Shareholders will be notified if any of these changes are not approved. Please keep this supplement for your records.

Shareholders will be asked to consider the following proposals:

(1)  To elect seven Trustees.

(2)  To ratify the selection of the Trust's independent auditors.

(3) To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, Automated Government Cash Reserves, (the "Government Fund") and Money Market Obligations Trust, on behalf of its series, Automated Government Cash Reserves (the "New Government Fund"), whereby the New Government Fund would acquire all of the assets of the Government Fund in exchange for shares of the New Government Fund to be distributed PRO RATA by the Government Fund to its shareholders in complete liquidation and termination of the Government Fund (Government Fund ONLY).

(4) To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, Automated Treasury Cash Reserves, (the "Treasury Fund") and Money Market Obligations Trust, on behalf of its series, Automated Treasury Cash Reserves (the "New Treasury Fund"), whereby the New Treasury Fund would acquire all of the assets of the Treasury Fund in exchange for shares of the New Treasury Fund to be distributed PRO RATA by the Treasury Fund to its shareholders in complete liquidation and termination of the Treasury Fund (Treasury Fund ONLY).

(5) To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, U.S. Treasury Cash Reserves, (the "Treasury Cash Fund") and Money Market Obligations Trust, on behalf of its series, U.S. Treasury Cash Reserves (the "New Treasury Cash Fund"), whereby the New Treasury Cash Fund would acquire all of the assets of the Treasury Cash Fund in exchange for shares of the New Treasury Cash Fund to be distributed PRO RATA by the Treasury Cash Fund to its shareholders in complete liquidation and termination of the Treasury Cash Fund (Treasury Cash Fund ONLY).

     To transact such other business as may properly come before the meeting or any adjournment thereof.

                                                                  April 30, 1999


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Federated Investors

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA 15222-3779
Cusip   314186107

Cusip   314186404
Cusip   314186503
Cusip   314186305
G02637-01 (4/99)